Exhibit 99.1 Strategic and Operational Overview February 6, 2019 1

Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2018. Such risks include - but are not limited to - GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; changes in the automotive industry that result in a change in demand for vehicles and related vehicle financing; the sufficiency, availability and cost of sources of financing, including credit facilities, securitization programs and secured and unsecured debt issuances; our joint ventures in China, which we cannot operate solely for our benefit and over which we have limited control; the adequacy of our underwriting criteria for loans and leases and the level of net charge-offs, delinquencies and prepayments on the loans and leases we purchase or originate; the adequacy of our allowance for loan losses on our finance receivables; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; changes in tax laws and regulations, adverse determinations with respect to the application of existing laws, or the results of any audits from tax authorities; the prices at which used vehicles are sold in the wholesale auction markets; vehicle return rates, our ability to estimate residual value at the inception of a lease and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; foreign currency exchange rate fluctuations and other risks applicable to our operations outside of the U.S.; changes to the LIBOR calculation process and potential phasing out of LIBOR; our ability to effectively manage capital or liquidity consistent with evolving business or operational needs, risk management standards, and regulatory or supervisory requirements; changes in local, regional, national or international economic, social or political conditions; our ability to maintain and expand our market share due to competition in the automotive finance industry from a large number of banks, credit unions, independent finance companies and other captive automotive finance subsidiaries; our ability to secure private customer data or our proprietary information and manage risks related to security breaches and other disruptions to our networks and systems; and changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, prior period information excludes Discontinued Operations and reflects results for North America and our continuing International Operations. 2

GM Financial Company Overview • GM Financial is General Motors’ global captive finance company • Earning assets of $97.0B • Global operations covering ~90% of GM’s worldwide sales - Offering auto finance products to 14,000 dealers worldwide - 6.5 million retail contracts outstanding • GM Financial is a strategic business for GM and well- positioned for profitable growth and contribution to overall enterprise value GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns 3

GM Financial Captive Value Proposition • Drive vehicle sales • Support GM customers and dealers - Offer competitive, comprehensive suite across economic cycles of finance products and services - Leverage strong financial and liquidity - Support GM’s go-to-market strategies position - Provide programs to support dealer • Contribute to enterprise profitability sales - Target annual earnings before taxes in • Enhance customer experience and the $2.0B range when full captive loyalty penetration levels are achieved on a consistent basis - Integrated GM/GM Financial CRM activities - Customer-centric servicing approach GM Financial has industry-leading manufacturer loyalty rates GM Financial ranked highest among captive lenders in 2016, 2017 and through the first six months of 20181 1. Based on IHS Markit Lease and Retail Return to Market Manufacturer Loyalty data from January 2018 through June 2018. Data based on disposal methodology and GM custom segmentation in the U.S. Manufacturer Loyalty rate equals households who return to market from a captive OEM leased or purchased vehicle and remain loyal to the same manufacturer. 4

Strong Operating Results Earnings Before Taxes ($M) Return on Average Tangible Common Equity1 $1,893 17.2% $1,196 13.4% $762 9.1% CY 2016 CY 2017 CY 2018 CY 2016 CY 2017 CY 2018 North America International Origination Volume ($B) Net Charge-offs on Loans2 $48.8 $45.3 2.4% $39.7 2.0% 1.8% CY 2016 CY 2017 CY 2018 CY 2016 CY 2017 CY 2018 International Retail Lease International Retail Loan North America Retail Lease North America Retail Loan 1. Defined as net income from continuing operations attributable to common shareholder for the trailing four quarters divided by average tangible common equity for the same period, see Appendix for reconciliation to the most directly comparable GAAP measure 2. As a percentage of average retail finance receivables 5

Solid Balance Sheet Ending Earning Assets ($B) Available Liquidity ($B) $97.0 $86.0 $26.2 $68.6 $17.9 $12.2 Dec 31, 2016 Dec 31, 2017 Dec 31, 2018 Dec 31, 2016 Dec 31, 2017 Dec 31, 2018 Retail Loan Retail Lease Commercial Loan Borrowing capacity Cash Leverage Ratio1,2 Tangible Net Worth3 $10.5 10.41x $9.1 9.49x 9.05x $7.5 Dec 31, 2016 Dec 31, 2017 Dec 31, 2018 Dec 31, 2016 Dec 31, 2017 Dec 31, 2018 1. Calculated consistent with GM/GM Financial Support Agreement, filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K dated April 18, 2018 2. December 31, 2016 ratio as originally reported 3. Total shareholders’ equity less goodwill 6

Financial Support from GM • Support Agreement in place between GM and GM Financial - Agreement solidifies GM Financial’s position as a core component of GM’s business and strengthens GM Financial’s capability to support GM’s strategy - Five-year agreement that automatically renews annually in April • Requires 100% voting ownership of GM Financial by GM as long as GM Financial has unsecured debt securities outstanding • Solidifies GM Financial’s liquidity position - Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal - Provides GM Financial exclusive access to the $2.0B, 364-day tranche of GM’s Revolving Credit Facility • Establishes leverage limits and provides funding support to GM Financial if needed - Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GM Financial to GM: GM Financial’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 At December 31, 2018 Greater than or equal to $100B 12.0:1.0 1. Measured at each calendar quarter 7

Committed to Investment Grade • GM targeting performance consistent with “A” ratings criteria • Investment grade status achieved with all agencies and aligned with GM’s ratings • Investment grade rating critical for captive strategy execution GM GM Financial Company Bond Company Bond Outlook ST Rating Outlook Current Ratings Rating Rating Rating Rating DBRS BBB N/A Positive BBB BBB R-2 Positive Fitch BBB BBB Stable BBB BBB F-2 Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 P-3 Stable Standard and Poor’s BBB BBB Stable BBB BBB A-2 Stable 8

Funding Platform

Debt Outstanding
at December 31, 2018



Secured
47%
$91.0B
Unsecured[1]
53%

- Diverse funding platform with unsecured funding comprising 53% of total debt
  - Strategy is to target an unsecured mix of approximately 50% and to fund locally with flexibility to issue globally to support U.S. growth
- Credit facilities
  - Committed credit facilities totaling $26.7B provided by 30 banks
- Securitization platforms
  - Segregated by asset type and geography – current platforms:
    - AMCAR – U.S. Sub-prime Retail Loan
    - GMALT – U.S. Lease
    - GFORT – U.S. Floorplan
    - GCOLT – Canada Lease
    - GMCAR – U.S. Prime Retail Loan
  - Issued $13.8B in public secured debt during CY 2018; projected CY 2019 issuances: ~$14-16B, including 144A transactions
  - Private amortizing securitizations are used to augment funding
- Global senior notes platform
  - Supporting operations in the U.S., Canada and Latin America
  - Regular issuer off EMTN shelf to support U.S. funding needs
  - Issued $8.6B in senior unsecured debt in CY 2018; projected CY 2019 issuances: $10-12B, 6-8 offerings
- Issued $500M in non-voting cumulative perpetual preferred stock in Q3

1. Includes $2.2B in unsecured credit facilities

GM FINANCIAL 9

Operating Metrics 10

GM and GM Financial Penetration Statistics CY 2018 CY 2017 Q4 2018 Q3 2018 Q4 2017 GM Financial as a % of GM Retail Sales U.S. 49.1% 39.2% 55.7% 50.0% 30.4% Latin America 56.9% 58.1% 54.4% 54.7% 55.7% GMF Wholesale Dealer Penetration U.S. 25.2% 20.2% 25.2% 23.6% 20.2% Latin America 98.2% 96.5% 98.0% 96.9% 97.3% • U.S. retail penetration increased due to continued alignment with GM and greater dealer engagement • Latin America penetration of GM retail sales remains strong due to joint campaign activity with GM 11

Retail Loan Originations & Portfolio Balance $40.7 ($B) $37.9 North America GM New1 $35.7 $35.4 $34.3 $32.3 $32.8 $32.6 North America GM Used2 $30.6 $28.8 $27.0 $27.6 $8.4 North America NonNon-GM-GM3 $6.7 International $6.0 $5.1 North America Retail Finance $4.7 $4.4 $6.1 Receivables, at quarter-end $4.7 Total Retail Finance Receivables, $4.1 $2.6 $3.1 at quarter-end $2.4 $0.6 $0.6 $0.5 $0.6 $0.6 $0.7 $0.5 $0.5 $0.5 $0.5 $0.5 $0.5 $1.0 $1.0 $0.9 $0.8 $0.8 $1.2 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Number of Outstanding 2,262 2,309 2,363 2,433 2,494 2,608 Contracts (000s) U.S. Metrics: GM Financial as % of 18% 14% 29% 34% 43% 52% GM New ≥620 GM Financial as % of 40% 34% 36% 38% 42% 45% GM New <620 Weighted Average 696 702 716 728 736 745 FICO Score 1. Loans originated on new vehicles by GM dealers 2. Loans originated on used vehicles by GM dealers 3. Loans originated on vehicles by non-GM dealers 12

Retail Loan Credit Performance 5.0% 4.0% Net charge-offscharge-offs1 3.0% 2.2% 2.1% 31-60 day delinquency 1.9% 2.0% 1.7% 1.7% 1.8% 61+ day delinquency 1.0% 0.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 North America 52% 50% 51%3 52% 54% 52% Recovery Rate2 • Q4 2018 net charge-offs percentage down year-over-year due to continued positive impact of credit mix shift to prime in the U.S. - Finance receivables with a FICO score <620 comprise 27% of the North America retail loan portfolio at December 31, 2018, compared to 37% at December 31, 2017 - North America recovery rate expected to trend down on a year-over-year basis through 2019 1. As an annualized percentage of average retail finance receivables 2. As a percentage of gross repossession charge-offs 3. Recovery rate for the three months ended March 31, 2018 was revised due to the reclassification of $4.0M in non-repossession recoveries 13

Operating Lease Originations & Portfolio Balance $43.4 $44.1 $44.1 $43.6 $41.8 $42.9 OtherOther LeaseLease VolumeVolume ($B)($B)1 $6.5 $6.2 $5.8 $5.7 U.S. Lease Volume ($B) $5.4 $5.2 Total Lease Portfolio ($B), at quarter-end $6.1 $5.7 $5.5 $5.3 $5.0 $4.9 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Number of 1,611 1,654 1,677 1,698 1,710 1,703 Contracts (000s) GM Type of U.S. 26% 24% 27% 26% 24% 23% Sale – Lease2 • At December 31, 2018, U.S. lease portfolio: - 97% of lease portfolio had a FICO score greater than or equal to 620 at origination - 99% of leases were current with respect to payment status 1. Canada and International 2. Lease as a percentage of GM U.S. retail sales mix (Source: J.D. Power and Associates’ Power Information Network PIN) 14

U.S. Residual Value GM and GM Financial jointly support residual values U.S. GM Financial Gross Proceeds vs. ALG Residuals at Origination1 Q4 2017 – Q4 2018 Sales Car Sales 2 CUV/SUV/Truck Sales (Avg % Per Unit ) – 120% Car Avg G(L) 70,000 CUV/SUV/Truck Avg G(L) 115% Total Avg G(L) 60,000 110% 50,000 40,000 105% 30,000 Volume Gain/(Loss) 100% 20,000 Residual Realization Realization Residual 95% 10,000 90% 0 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 • Residual performance on returned vehicles - U.S. disposition proceeds on leased vehicles returned in the quarter were favorable compared to estimates at origination due to firm used vehicle pricing environment - Used vehicle prices for the full year 2018 essentially flat compared to 2017 • Expect used vehicle price decline of 4-5% in 2019 over 2018 due primarily to peak off-lease supply 1. Based on average condition ALG residual with mileage modifications 2. Reflects average per unit gain/(loss) on vehicles returned to GM Financial and sold in the period 15

Commercial Lending 1,682 1,750 1,592 1,643 1,502 1,538 $12.7 $11.1 $10.3 $10.4 $10.7 $9.5 $1.6 $1.5 $1.3 $1.5 $1.4 $1.6 $11.1 $9.6 $8.1 $8.7 $8.9 $9.4 Sep 30, 2017 Dec 31, 2017 Mar 31, 2018 Jun 30, 2018 Sep 30, 2018 Dec 31, 2018 North America Commercial Finance Receivables ($B) International Commercial Finance Receivables ($B) Number of Dealers • Solid growth in number of U.S. dealers and receivables outstanding - With the addition of 71 new dealers in Q4, U.S. dealers totaled 1,116 at December 31, 2018, up 22% from December 31, 2017 - U.S. wholesale dealer penetration finished strong with over 25% market share • Floorplan financing represents more than 90% of commercial portfolio 16

SAIC-GMAC China Joint Venture • GM Financial owns a 35% equity stake in SAIC-GMAC joint venture1 • GM’s China retail market share for calendar year 2018 was 13.8% • Joint venture earning assets of $17.4B at December 31, 2018, up $3.2B year-over-year • Increasing acceptance of consumer financing; relative to the U.S., auto loans typically have higher down payments, lower LTVs and shorter terms China JV as % of SGM2 Retail Sales3 Retail Origination Volume3 ($B) 41.4% $12.3 38.1% $11.2 29.3% $8.3 CY 2016 CY 2017 CY 2018 CY 2016 CY 2017 CY 2018 Equity Income ($M) Net Charge-offs on Loans4 $183 $173 0.25% $151 0.09% 0.08% CY 2016 CY 2017 CY 2018 CY 2016 CY 2017 CY 2018 1. Results reflected in financial statements under equity method 2. SAIC General Motors Corporation Limited 3. Includes off-balance sheet contracts originated for third parties 4. As a percentage of average retail finance receivables 17

GM Financial Key Strengths • GM priority to grow GM Financial STRATEGIC - Expansion of captive presence in the U.S. INTERDEPENDENCE WITH GM - Maintain captive penetration levels outside of the U.S. • Operations covering ~90% of GM’s worldwide sales FULL SUITE OF AUTO - Incremental growth opportunities through product offerings FINANCE SOLUTIONS and enhancements and geographic expansion - Growing finance penetration in China provides opportunity for increased profitability SOLID GLOBAL • Investment grade rating; committed bank lines, FUNDING PLATFORM well-established ABS and unsecured debt issuance programs - Along with GM, committed to running the business STRONG FINANCIAL PERFORMANCE consistent with “A” ratings criteria • Earned $1.9B in earnings before taxes (EBT) for calendar year 2018; expect 2019 EBT to be similar EXPERIENCED AND to 2018 SEASONED MANAGEMENT TEAM - Return on average tangible common equity expected to be in the low-to-mid teens in 2019 18

Appendix 19

GM Financial Return on Equity Years Ended December 31, 2016 2017 2018 ($M) Net income attributable to common shareholder $754 $645 $1,504 Plus: (Income) loss from discontinued operations, net of tax (97) 424 -- Income from continuing operations attributable to common 657 1,069 1,504 shareholder Average equity 8,423 9,451 11,049 Less: average preferred equity -- 303 1,136 Average common equity 8,423 9,148 9,913 Less: average goodwill 1,194 1,199 1,192 Less: average other intangibles 9 -- -- Average tangible common equity $7,220 $7,949 $8,721 Return on average tangible common equity1 9.1% 13.4% 17.2% Income from continuing operations $657 $1,085 $1,570 Average equity $8,423 $9,451 $11,049 Return on average equity 7.8% 11.5% 14.2% 1. Defined as net income from continuing operations attributable to common shareholder for the trailing four quarters divided by average tangible common equity for the same period 20

GM FINANCIAL CONFIDENTIAL - RESTRICTED TO INTERNAL COMMUNICATION 21